UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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UNILENS VISION INC.

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UNILENS VISION INC.

10431 72nd Street North,

Largo, Florida, 33777-1511

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on April 19, 2011

To the Stockholders:

Notice is hereby given that the annual meeting of stockholders (the “Meeting”) of Unilens Vision Inc. (“we” or “us”), will be held at 10:00 a.m. (local time) on April 19, 2011, at 10431 72nd Street North, Largo, Florida, 33777-1511, for the following purposes:

1.	To elect two Class I directors to hold office for a three-year term and one Class II director to hold office for a one-year term and, in each case, until their successors are duly elected and qualified;

2.	To consider and vote on a proposal to ratify the appointment of Pender Newkirk & Company, LLP, as our independent auditors for the 2011 fiscal year; and

3.	To transact such other business as may properly come before the Meeting.

The accompanying Proxy Statement describes the matters to be considered at the Meeting. You can vote at the Meeting if you were a stockholder of record at the close of business on March 15, 2011.

Your vote is important, regardless of the number of shares you hold. You are invited to attend the Meeting in person. Whether or not you attend, however, please complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may, if you prefer, revoke your proxy and vote in person.

On Behalf of the Board of Directors,

Leonard F. Barker
Chief Financial Officer, Treasurer and Secretary

March 28, 2011

UNILENS VISION INC.

PROXY STATEMENT

The Management of Unilens Vision, Inc. (“we” or “us”) is soliciting proxies to be used at the annual meeting of stockholders (the “Meeting”) to be held on April 19, 2011, at 10:00 a.m. local time. The Meeting will be held at 10431 72nd Street North, Largo, Florida, 33777-1511. This Proxy Statement, the accompanying form of proxy and our 2010 Annual Report are being mailed to stockholders beginning March 28, 2011.

You are entitled to vote at the Meeting if you were a holder of record of our common stock at the close of business on March 15, 2011. Each share is entitled to one vote and all votes will be by ballot and poll. Your shares can be voted at the Meeting only if you are present or represented by a valid proxy. The persons named in the enclosed form of proxy will vote your shares as you indicate in your proxy. If you sign the proxy card but do not indicate how you wish your shares to be voted, such persons will vote your shares FOR the election of the persons nominated by management as directors and FOR the proposal to ratify the selection of Pender Newkirk & Company, LLP as our independent auditors for the 2011 fiscal year. Such persons will vote in their discretion on any other matter that may properly come before the Meeting. As of the date of this Proxy Statement, we are not aware of any other matter that will be presented at the Meeting.

Your execution of a proxy will not affect your right to attend the Meeting and to vote in person. You may revoke a proxy at any time before it is voted by so notifying our Secretary or our Transfer Agent, Computershare Investor Services Inc., Proxy Department, 9th floor – 100 University Avenue, Toronto, Ontario, M5J 2Y1, fax within North America: 1-866-249-7775; outside North America: 416-263-9524, or by executing and delivering a later-dated proxy (see below). Further, you may attend the Meeting and vote in person, and that vote will revoke any proxy you previously gave, except as to any matter on which a vote has already been cast at the Meeting. However, your mere presence at the Meeting, without voting, will not revoke any proxy that you have previously given.

A stockholder or an intermediary holding shares on behalf of a stockholder has the right to appoint a person, who need not be a stockholder, to attend and act on his or her behalf at the Meeting other than the persons named in the proxy. To exercise this right, the stockholder or intermediary must strike out the names of the persons named in the enclosed form of proxy and insert the name of his or her nominee in the space provided or complete another proxy. The proxy must be dated and signed by a stockholder or by his or her attorney-in-fact (with a written power of attorney to accompany the proxy) or by the intermediary. In the case of a corporation, a proxy must be executed under its corporate seal, if not signed, or if signed, by a duly authorized officer or attorney for the corporation with proof of authority accompanying the proxy.

If you are a stockholder who does not hold our shares in your own name, the following information is important, as only proxies that can be recognized and voted at the Meeting are those deposited by registered stockholders (those whose names appear on our records as the registered holders of shares), as opposed to mere beneficial owners.

If shares are listed in an account statement provided to a stockholder by a broker, than in almost all cases those shares will not be registered in the stockholder’s name on our records. Such shares will more likely be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered in the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, in the name of CDS & Co. (the registration name for CDS Clearing and Depository, which acts as nominee for many Canadian brokerage firms).

Brokers and other intermediaries are required to seek voting instructions from beneficial stockholders in advance of a stockholders meeting. Every intermediary has its own mailing procedures and provides its own return instructions to clients. If you are a beneficial stockholder, you should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy or voting instruction form supplied to you by your broker or its agent will be similar to the proxy provided by us to registered stockholders. However, its purpose is limited to instructing the intermediary on how to vote on your behalf.

Although as a beneficial stockholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you to do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the proxy or voting instruction form provided to you and return it to your broker in accordance with the instructions provided by your broker, well in advance of the Meeting. Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

Completed proxies, together with an original or notarially certified copy of any related power of attorney or other authority under which it is signed, must be deposited with the Transfer Agent at least 48 hours, excluding Saturdays, Sundays and holidays, before the time of the Meeting or any adjournment thereof or may be accepted by the chairman of the Meeting before the commencement thereof.

Our By-Laws provide that the number of our directors may not be less than three nor more than nine and that the actual number of directors will be determined by resolution of our Board of Directors or the stockholders. The directors are divided into three classes serving staggered three-year terms, the term of one class of directors expiring in each year. The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting. The non-binding ratification of the selection of Pender Newkirk & Company, LLP as our independent auditors for the 2011 fiscal year and the approval of any other matter that may properly come before the Meeting require the affirmative vote of a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast on a matter, only those cast “for” or “against” are included. Shares represented by proxies marked to withhold authority to vote or to abstain, and shares represented by proxies that indicate that a broker, nominee or other intermediary does not have discretionary authority to vote, will be counted only to determine the existence of a quorum at the Meeting.

We will bear the cost of soliciting proxies. In addition to the use of the mails, proxy solicitations may be made by telephone, fax and personal interview by our officers, directors and employees. We will, on request, reimburse brokerage houses and persons holding shares in their names or in the name of their nominees for their reasonable expenses in sending soliciting material to their principals.

Our executive offices are located at 10431 72nd Street North, Largo, Florida, 33777-1511. Our telephone number is (727) 544-2531 and our website is www.unilens.com.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

We are authorized to issue 30,000,000 shares of common stock and 3,000,000 shares of preferred stock, each with a par value of $0.001 per share. Only the holders of shares of common stock as of the record date of the Meeting, March 15, 2011, are entitled to receive notice of and to attend and vote at the Meeting. At the closing of business on March 15, 2011, there were 2,369,354 shares of common stock issued and outstanding and no shares of our preferred stock had been issued.

The following table sets forth information concerning the beneficial ownership of our common stock held on March 15, 2011 by (i) each person known to us to own beneficially more than 5% of the common stock, (ii) each of our directors, (iii) each of our executive officers, (iv) our director nominee and (iv) all directors and executive officers as a group.

For purposes of the table, common shares issuable on exercise of currently exercisable options or options that are exercisable within 60 days after March 15, 2011, are deemed to be beneficially owned by the person holding such options for the purpose of computing that person’s percentage ownership. Those shares are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares these powers with his or her spouse) with respect to the shares shown.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership
	Number (1)	Percent
5% Beneficial Owners

Baker Street Capital L.P. (2) 12400 Wilshire Blvd., Suite940 Los Angeles, California 90025	618,522	26.1%

Richard P. Carney 17 Uncle Marks Way Orleans, Massachusetts 02653	120,000	5.1%

Officers, Directors and Director Nominees

Alfred W. Vitale	113,500	4.8%
Michael J. Pecora	75,550	3.2%
Kelly McKnight-Goelz	30,000	1.3%
Leonard F. Barker	22,000	*
Nicholas Bennett	25,000	1.0%
Adrian Lupien	10,000	*
Vadim Perelman	618,522	26.1%

All Directors, Director Nominee and Executive Officers as a Group (7 Persons) (3)	894,572	36.2%

* Less than 1% of the outstanding common stock

(1)	Includes the number of shares subject to currently exercisable options or options exercisable within 60 days of March 15, 2011, as follows: Messrs. Vitale, Pecora and Barker and Ms. McKnight-Goelz, 20,000 shares each; Messrs. Bennett and Lupien, 15,000 and 10,000 shares, respectively; and all directors and officers as a group, 105,000 shares.
(2)	As disclosed in the Form 4 filed by Baker Street on October 25, 2010, beneficial ownership of its shares of our common stock may be attributable to Mr. Perelman.
(3)	The beneficial ownership of all of our directors and officers as a group, exclusive of Baker Street’s holdings, is 276,050 shares, or 11.2%.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Unless otherwise instructed, shares represented by the accompanying proxy will be voted (i) FOR the re-election of Nicholas Bennett and Adrian Lupien, who have been nominated as Class I Directors by our Board of Directors to serve until the annual meeting of stockholders in 2014, and (ii) FOR the election of Vadim Perelman, who has been nominated as a Class II Director to serve until the annual meeting of stockholders in 2012, and, in each case, until their successors are duly elected and qualified. If a nominee declines to serve or becomes unavailable for any reason (although we know of no reason to anticipate that this will occur), our Board may designate a substitute nominee or reduce the number of directors.

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. A stockholder may not cast votes for more than two Class I nominees or for more than one Class II nominee.

Since the 2010 annual meeting of stockholders, our Board has been composed of four directors. Our By-Laws provide that the number of directors may range from three to nine, as determined by our Board from time to time. Currently, the size of the Board is set at five directors and we have four directors and one vacancy. Our Board is divided into three classes, with staggered three-year terms. The terms of the two current Class I directors, Messrs. Bennett and Lupien, will expire as of the date of the Meeting and the Class I directors elected at the Meeting will serve for three-year terms expiring at our 2014 annual meeting. We currently have one Class II director, Mr. Vitale, whose term will expire at our 2012 annual meeting, and we have nominated Mr. Perelman for election as a Class II director for an initial one-year term. Both Class II seats on the Board will be up for election at our 2012 annual meeting for full, three-year terms. We have one Class III director, Mr. Pecora, whose term will expire at our 2013 annual meeting.

Our directors and nominees for the Board are:

Name	Age	Current Position	Class
Alfred W. Vitale	82	Chairman of the Board and Director	Class II
Michael J. Pecora	48	President, Chief Executive Officer and Director	Class III
Nicholas Bennett	68	Director	Class I
Adrian Lupien	70	Director	Class I
Vadim Perelman	28	Director Nominee	Class II

Class I Directors

Nicholas Bennett

Mr. Bennett has served as a director since June 7, 2001. From 1995 to March 2003, Mr. Bennett served as a Director and Vice President of Operations for Cascadia Brands, Inc. After his retirement in March 2003, Mr. Bennett continued to consult to Cascadia Brands, Inc., until it underwent a change of ownership in September 2005.

Adrian Lupien

Mr. Lupien has served as a director since March 25, 2010. Mr. Lupien has over 25 years of experience in the vision care industry, having held senior executive positions with Bausch and Lomb and Pilkington Barnes Hind, both global leaders among contact lens companies. He is currently retired and serves as a volunteer counselor with the Small Business Administration. From 1998 to 2004, Mr. Lupien was Vice President, Sales and Marketing of our subsidiary, Unilens Corp. USA.

Class II Directors

Vadim Perelman

Mr. Perelman will become one of our directors upon election at the Meeting. Mr. Perelman is a founder, and, since September 2009, has been the Managing Partner and Chief Investment Officer of Baker Street Capital Management LLC., the general partner of Baker Street Capital L.P., an investment fund and currently our largest shareholder. From August 2007 to September 2009, Mr. Perelman worked at Force Capital Management where he was responsible for idea generation and investment due diligence, becoming a Senior Analyst in January 2008. Mr. Perelman also served as Vice President of Business Development for Teknika Group from July 2005 to July 2007.

Alfred W. Vitale

Mr. Vitale has served a director since December 22, 1994. He served as our President and Chief Executive Officer from December 22, 1994 until August 1, 2007. Mr. Vitale also served as the President and Chief Executive Officer of Unilens Corp. USA from January 1993 to July 31, 2007. Prior to January 1993, Mr. Vitale served as the President of Whistler Corporation, a management consulting firm.

Class III Director

Michael J. Pecora

Mr. Pecora has served as our President and Chief Executive Officer since August 1, 2007 and has been a director since December 1, 2008. He served as Vice President of Unilens Corp. USA from July 2005 to August 1, 2007. Mr. Pecora served as Chief Financial Officer of Unilens Vision Inc. and Unilens Corp. USA from August 3, 1994 to August 1, 2007. Prior to 1994, Mr. Pecora was an Accounting Manager for Unisys Corporation.

None of our directors or executive officers has any family relationship with any of the others. No director has been proposed for election under any arrangement or understanding with any third party. We have no reason to believe that the nominees for director will be unable or unwilling to serve as a director, if elected. If, however, the nominees should decline or are unable to act as directors, the shares represented by the accompanying proxy will be voted for such other persons as may be nominated by the Board of Directors.

Involvement in Certain Legal Proceedings. None of our directors or executive officers has, during the past ten years:

•	had any bankruptcy or insolvency petition filed by or against him, or had a receiver or similar officer appointed with respect to, him, his property or any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•	been convicted in a criminal proceeding or been a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

been subject to any cease trade or other order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his engaging or involvement in any type of business, securities, futures, commodities or banking activities; or

•

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission or any self-regulatory organization to have violated a federal or state securities or commodities law, where the judgment has not been reversed, suspended, or vacated, or been the subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, of any such body alleging any such violation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

Currently, Alfred W. Vitale serves as the Chairman of our Board of Directors and Michael J. Pecora serves as our Chief Executive Officer. Separating the positions of Chief Executive Officer and Chairman of the Board allows our Chief Executive Officer to focus on day-to-day leadership and our performance, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice and oversight to management.

The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management. The Board recognizes that no single leadership structure is right for all companies and, depending on the circumstances, other leadership structures might be appropriate. The Board believes, however, that the current leadership structure is effective and appropriate, allows for a separation of executive powers, provides an experienced Chairman with whom the Chief Executive Officer can discuss issues facing us, and gives a significant voice to non-management directors.

Board Meetings

During the fiscal year ended June 30, 2010, there were seven meetings of our Board and each director attended at least 75% of all meetings of the Board and the Audit Committee (if he was a member), except a former director, Elizabeth Harrison, who attended 50% of the meetings. None of the directors attended the 2010 annual meeting of stockholders.

Committees

Our Board has a standing Audit Committee and does not have either a standing compensation committee or nominating committee or a committee performing similar functions. Our

Board believes that given our relatively small size and the fact that there are currently only four members of our Board (and five after the Meeting), it is appropriate for the entire Board to consider director nominees and employee compensation, although Mr. Pecora does not participate in deliberations regarding his own compensation.

The Audit Committee is elected annually at the first meeting of our Board held after our annual meeting of stockholders. During the fiscal year ended June 30, 2010, the Audit Committee met four times. In addition, the Audit Committee meets annually with our external auditors.

Composition of Audit Committee. The Audit Committee currently consists of Messrs. Vitale, Bennett and Lupien, none of whom is one of our officers, control persons or employees and each of whom is independent. While we are not subject to any independence standards of a United States national securities exchange or national securities association dealer quotation system, we follow the independence standards set forth in Multilateral Instrument 52-110 Audit Committees (“MI 52-110”), a Canadian pronouncement relevant to our listing on the TSX Venture Exchange. See discussion below under “TSX Venture Exchange Matters”.

Financial Literacy. Our Board of Directors has determined that Mr. Vitale, because of his accounting and financial management expertise discussed above, is an “audit committee financial expert” as that term is defined under the Securities Exchange Act of 1934 and, accordingly, that at least one audit committee financial expert is serving on our audit committee. MI 52-110 provides that an individual is “financially literate” if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by our financial statements. All of our directors are financially literate as that term is defined.

Audit Committee Report. The Audit Committee reviews our annual and quarterly financial statements, oversees our annual audit process and internal accounting controls, the resolution of issues identified by our auditors and recommends to the Board of Directors the firm of independent auditors to be nominated for appointment by the stockholders at the next annual meeting of stockholders. Management is responsible for our financial statements and reporting process, including our system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements with GAAP.

The Audit Committee reports as follows:

•	The committee reviewed and discussed with management our 2010 audited financial statements;

•

The committee discussed with our independent registered public accounting firm, Pender Newkirk & Company, LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, which include matters related to the conduct of the audit of our financial statements;

•

The committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the committee concerning independence and the committee has discussed with the independent registered public accounting firm its independence from us; and

•	Based on the reviews and discussions described above, the committee recommended to our Board that our 2010 audited financial statements, including management’s discussion and analysis of our financial condition and results of operations, be included in our in our 2010 Annual Report on Form 10-K filed with the Security and Exchange Commission.

The Audit Committee
Alfred W. Vitale
Nicholas Bennett
Adrian Lupien

Audit Committee Charter. A copy of the Audit Committee’s charter is posted on our website at www.unilens.com, under “Investor Information” and a written copy is available to stockholders upon written request to us, to the attention of our Secretary.

TSX Venture Exchange Matters. With regard to our listing on the TSX Venture Exchange, we are a “venture issuer” as defined in MI 52-110 and we rely on the exemption in Section 6.1 of MI 52-110 relating to Parts 3 (Composition of Audit Committee) and 5 (Reporting Obligations).

Further, our Board has adopted corporate governance guidelines that are contained in the National Instrument 58-101 Disclosure of Corporate Governance Practices, (“NI 58-101”), which prescribes certain disclosure of our corporate governance practices, and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”), which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. The Board of Directors believes that good corporate governance improves corporate performance and benefits our stockholders. This discussion addresses our compliance with NI 58-101.

Board of Directors. Directors are considered independent if they have no direct or indirect material relationship with us. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment. In determining whether a material relationship exists, our Board consults with our legal counsel to insure that its determinations are consistent with relevant securities and other laws, rules and regulations and court decisions. Mr. Pecora is not an independent director for purposes of NI 58-101 and NP 58-201, while Messrs. Vitale, Bennett, Perelman and Lupien are independent.

Management has been delegated the responsibility of meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on our business in the ordinary course, managing cash flow, evaluating new business opportunities, recruiting staff and complying with applicable regulatory requirements. Our Board facilitates its independent supervision over Management by reviewing and approving long-term strategic, business and capital plans, material contracts and business transactions, and all debt and equity financing transactions. Through our Audit Committee, our Board examines the effectiveness of our internal control processes and management information systems. Our Board monitors the adequacy of information given to directors, communication between our Board and management and the strategic direction and processes of our Board and committees. Orientation and education of new members of our Board is conducted informally by management and members of the Board. The orientation provides background information on our history, performance and strategic plans.

None of our directors sit on the board of other public companies. None of our management functions are, to any substantial degree, performed by a person or company other than our directors or executive officers.

Director Nomination Process

Our entire Board participates in the director nomination process. Our Board believes that given its relatively small size, the participation of the full Board in this process is appropriate and that a distinct nominating committee is unnecessary. Further, our Board believes that the participation of the entire Board, including management and directors, is essential to identify Board candidates who bring experience and skills relevant to our company.

Our Board has not established any special qualifications or any minimum criteria for director nominees. In considering candidates for our Board, it will consider the entirety of each candidate’s credentials, including the nominee’s experience in business, finance and administration, familiarity with our industry, prominence, reputation and time available to devote to our affairs. Our Board does not have a formal director nomination process. Generally, once the Board identifies a need to add a new board member, the Board will initiate a search by seeking input from Board members and senior management. Members of our Board will have the opportunity to interview prospective candidates. Our Board will then meet to discuss the candidates and make its final decision. Our Board will consider director candidates recommended by stockholders.

Compensation of Directors

During the 2010 fiscal year, we paid $50,000 in compensation to our current non-employee directors and $25,000 to former non-employee directors for their services in their capacity as directors and $5,000 to Mr. Vitale for his services in his capacity as Audit Committee Chairman. Our standard arrangement is to compensate non-employee directors for such services in cash and through the grant of stock options. The current standard arrangement, paid quarterly, is for an annual cash retainer of $25,000 and $10,000 to the Chairman of the Audit Committee. Stock options granted at $4.83 per share to our non-employee directors during the 2010 fiscal year were 20,000, 15,000 and 10,000 to Mr. Vitale, Mr. Bennett, and Mr. Lupien. All options granted have an expiration date of March 1, 2020.

Executive Officers

The following table sets forth certain information regarding Unilens’ executive officers:

Name	Age	Position with Unilens
Michael J. Pecora	48	President, Chief Executive Officer and Director
Leonard F. Barker	62	Vice President, Chief Financial Officer, Treasurer and Secretary
Kelly McKnight-Goelz	42	Vice President of Sales and Marketing

Michael J. Pecora

Information regarding Mr. Pecora may be found on page 5.

Leonard F. Barker

Mr. Barker was appointed our Vice President and Chief Financial Officer, Treasurer and Secretary on August 1, 2007. Mr. Barker served as Manager of Accounting for Unilens Corp. USA from August 2005 to August 1, 2007. Prior to joining Unilens Corp. USA, Mr. Barker was Manager of

Financial Reporting for Eckerd Corporation and held various accounting positions over a 33-year career with the former Eckerd drug store chain.

Kelly McKnight-Goelz

Ms. McKnight-Goelz was appointed Vice President of Sales and Marketing of Unilens Corp. USA in July 2005. Ms. McKnight-Goelz joined Unilens Corp. USA in November 2004 as Executive Director of Marketing and Sales. Prior to that, she was Vice President of Marketing and New Product Development for Renew Life Formulas, Inc. (from June 2001 to October 2004). Prior to June 2001, Ms. McKnight-Goelz served as Vice President for Impact Publishing and Director of Operations for Power-Pak Communications.

EXECUTIVE COMPENSATION

CEO Compensation

Mr. Pecora is our President and Chief Executive Officer and serves as one of four directors. We believe that his salary was and is appropriate given his respective personal performance, length of service, experience, and the degree to which we were and are dependent on his services, as well as salary levels paid to other executives working in our industry.

Summary Compensation Table

The compensation paid to our directors and officers during our two most recently completed financial years is as set out below:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Options/ SARs Granted (#) (3)	All Other Compensation ($)	Total ($)
Alfred W. Vitale Chairman of the Board	2010 2009	Nil Nil	Nil Nil	Nil Nil	3,046 Nil	Nil Nil	3,046 Nil
Michael J. Pecora President and CEO	2010 2009	150,000 147,692	42,499 29,070	9,622(1) 5,721(1)	3,046 Nil	Nil Nil	205,167 182,483
Leonard F. Barker, Chief Financial Officer, Treasurer and Secretary	2010 2009	100,000 96,923	18,504 17,810	5,927(1) 5,729(1)	3,046 Nil	Nil Nil	127,477 120,462
Kelly McKnight-Goelz Vice President of Sales and Marketing (4)	2010 2009	115,000 109,615	18,891 15,285	8,862(2) 7,290(2)	3,046 Nil	Nil Nil	145,799 132,190
Nicholas Bennett, Director	2010 2009	Nil Nil	Nil Nil	Nil Nil	2,284 Nil	Nil Nil	2,284 Nil
Adrian Lupien, Director	2010 2009	Nil Nil	Nil Nil	Nil Nil	1,523 Nil	Nil Nil	1,523 Nil

(1)	These amounts represent contributions under the Company’s 401(k) profit-sharing plan.
(2)	These amounts represent $6,795 and $6,304 of contributions under the Company’s 401(k) profit-sharing plan and $2,067 and $986 for a medical allowance.
(3)	Fair value at date of grant as calculated in accordance with FAS 123.
(4)	Position is with Unilens Corp. USA.

Option Grants in Last Fiscal Year

The following table sets forth the outstanding equity awards held by our named executive officers for the 2010 fiscal year.

Outstanding Equity Awards At June 30, 2010 Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael J. Pecora	25,000	5,000	$4.83	3-1-2020
Leonard F. Barker	20,000	0	$4.83	3-1-2020
Kelly McKnight-Goelz	20,000	0	$4.83	3-1-2020

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth, as to each executive officer, the status of their options at the end of fiscal 2010.

Name and Principal Position	Number Of Shares Acquired On Exercise	Value Realized (US$)		Number Of Unexercised Options/ SARs At Fiscal Year End (#)		In-The-Money Options/SARs At Fiscal Year End (US$) (3)
				Exercisable	Non-exercisable	Exercisable	Non-exercisable
Alfred W. Vitale President and Chief Executive Officer until July 31, 2007	0	$0		20,000	0	$0	$0
Michael J. Pecora President and Chief Executive Officer as at August 1, 2007 and Vice President and Chief Financial Officer until July 31, 2007	0	$0		20,000	5,000	$0	$0
Leonard F. Barker Chief Financial Officer, Treasurer and Secretary as at August 1, 2007	0	$0		20,000	0	$0	$0
Kelly McKnight-Goelz Vice President of Sales & Marketing (1)	7,500	$15,675	(2)	20,000	0	$0	$0

(1)	Position is with Unilens Corp. USA.
(2)	The value is based on the OTC Bulletin Board closing price on the day of exercise which was $4.16.
(3)	The value is zero, based on the OTC Bulletin Board closing price of $4.20 on the last day of the 2010 fiscal year which is less than the exercise price.

Equity Compensation Plan Information

The following table sets forth, as of June 30, 2010, outstanding awards and shares remaining available for future issuance under our Incentive Stock Option Plan, which was approved by our stockholders in March 2010 and is our only compensation plan under which equity securities are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	160,000	$4.83	76,935

Our Incentive Stock Option Plan allows for the issuance of common share purchase options up to 10% of the issued and outstanding common shares to directors, employees, and consultants. The number of shares under option from time to time and the exercise prices of such options, and any amendments thereto, will be and have been determined by the directors in accordance with the policies of the TSX Venture Exchange.

Issuer Repurchases of Equity Securities

None.

Employment Contracts

Under a letter agreement we entered with Mr. Pecora in 1999 and subsequently amended, we are obligated to pay him nine months compensation should he resign or 24 months compensation, if his employment otherwise is terminated or on a change-of-control of Unilens. Mr. Pecora’s annual compensation for fiscal year 2010 was $150,000.

Under a letter agreement we entered with Ms. McKnight-Goelz in 2006, we are obligated to pay her 12 months compensation if her employment is terminated or upon a change-of-control of Unilens. Ms. McKnight Goelz’s annual compensation for fiscal year 2010 was $115,000.

Indemnification Agreements

We are party to an indemnification agreement with each of our directors and certain of our executive officers. These agreements entitle them to be indemnified, which may include advancement of expenses, to the fullest extent permitted by law for all expenses, judgments, fines, penalties and settlement payments incurred by an indemnitee in actions brought against him or her in connection with any act taken in his or her capacity as a director or executive officer. Under these agreements, each decision as to indemnification will be made by a majority of the disinterested members of our Board, if such members constitute a quorum of the full Board, or otherwise by independent legal counsel selected by our Board.

Compliance with Section 16(a) of the Exchange Act

We became subject to Section 16(a) of the Securities Exchange Act of 1934 when we changed our corporate domicile to the State of Delaware in April 2010. Section 16(a) requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of any such reports furnished to us, we believe that during the year ended June 30, 2010, all of our officers and directors timely filed their required Section 16(a) reports.

Code of Ethics

We have a Code of Ethics that applies to all of our employees, officers and directors. The Code of Ethics is designed to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure of financial information in the public filings and our communications and compliance with applicable laws, rules and regulations. The Code of Ethics is posted on our website at www.unilens.com, under “Investor Information” and a written copy is available to stockholders upon written request to us, to the attention of our Secretary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of our last completed financial year, no current directors, senior officers, proposed nominees for election as a director, or any associates or affiliates of any of them, have been indebted to us or any of our subsidiaries for other than routine indebtedness not exceeding $25,000 at any time during the referenced period.

No director or senior officer, and no associate or affiliate of the foregoing persons, no insider and no family member of such persons has or has had any material interest, direct or indirect, in any transactions during the fiscal year ended June 30, 2010, or any transaction, or any proposed transaction, which has materially affected or will materially affect us.

RATIFICATION OF INDEPENDENT AUDITORS

(Item 2 on the Proxy Card)

Our Board has selected the firm of Pender Newkirk & Company, LLP as its independent auditors for the 2011 fiscal year and is submitting its selection to the stockholders for ratification. A representative of Pender Newkirk & Company is expected to be available by conference telephone at the Meeting and will have the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions.

The ratification of the selection of Pender Newkirk & Company, LLP as our independent accountants for the fiscal year ending June 30, 2011, will require the affirmative vote of the holders of a majority in voting power of our outstanding common shares present in person or represented by proxy at the Meeting and entitled to vote.

Audit Fees. The aggregate amounts billed by Pender Newkirk & Company LLP, our independent accountants, for each of the fiscal years ended June 30, 2010 and 2009 for audit fees, audit related fees, tax fees and all other fees are set forth below:

	Year Ended June 30, 2010	Year Ended June 30, 2009
Audit Fees (1)	$89,825	$81,650
Audit Related Fees (2)	0	0
Tax Fees	$41,890	$7,485
All Other Fees (3)	0	0
Totals	$131,715	$89,135

NOTES:

(1)	“Audit Fees” represent fees for the audit of our annual financial statements, and consulting in connection with our statutory and regulatory filings.
(2)	“Audit-Related Fees” represent fees for assurance and related services that are related to the performance of the audit, including an impact study of a decrease in stock option exercise price, and consultation with the audit committee concerning our financial statements.
(3)	“Tax Fees” represent fees for tax compliance, tax advice and tax planning, including analysis relating to stock option matters and relating to tax on sale of short-term investments.

The Audit Committee has adopted pre-approval procedures requiring Audit Committee review and approval in advance of all particular engagements for services provided by our independent auditors in order to assure that the provision of such services do not impair the auditor’s independence. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for the 2010 fiscal year were approved by the Audit Committee. The Audit Committee reviews with Pender Newkirk & Company, LLP whether the non-audit services to be provided are compatible with maintaining the auditors’ independence. Our Board of Directors determined some years ago that, fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Reliance on Certain Exemptions. Since the beginning of our most recently completed fiscal year, we have not relied on (i) the exemption in Section 2.4 (De Minimis Non-audit Services) of MI 52-110 or (ii) an exemption from MI 52-110, in whole or in part, granted under Part 8 (Exemptions).6

Stockholder ratification of the selection of Pender Newkirk & Company, LLP as our independent accountant is not required by the our Certificate of Incorporation, By-Laws or otherwise. The Board of Directors is submitting the selection to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Pender Newkirk & Company, LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PENDER NEWKIRK & COMPANY, LLP AS OUR INDEPENDENT AUDITORS FOR 2011.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

If a stockholder wishes to have a proposal included in our Proxy Statement and form of proxy for the 2012 annual meeting of stockholders, the proposal must conform to the applicable proxy rules of the Security Exchange Commission concerning the submission and content of proposals and must be received by us prior to the close of business on November 22, 2011. In addition, if a stockholder intends to present a proposal at our 2012 annual meeting of stockholders without the inclusion of the proposal in our proxy materials and written notice of the proposal is not received by us on of before November 22, 2011, proxies solicited by the Board of Directors for the 2012 annual meeting of stockholders will confer discretionary authority to vote on the proposal if presented at the meeting. Stockholders should submit proposals to our executive offices, 10431 72nd Street, North Largo, Florida 33777, Attention: Secretary. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders who wish to send communications on any topic to any member of our Board should address such communications to our Secretary, Leonard F. Barker, Unilens Vision Inc., 10431 72nd Street North, Largo, Florida, 33777. All communications will be forwarded to our Board, individual director, lead director or group of non-employee directors, as applicable, although the Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

ANNUAL REPORT

All stockholders of record on March 15, 2011, have been sent, or are concurrently being sent, a copy of our 2010 Annual Report, which contains our certified financial statements for the fiscal year ended June 30, 2010. Additional information relating to us is on the SEDAR website at www.sedar.com.

Any person who was a stockholder of Unilens at the close of business on March 15, 2010, may obtain copies of our 2010 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without charge, by written request to us at, 10431 72nd Street North, Largo, Florida, 33777-1511, Attention: Secretary.

OTHER MATTERS

As of the date of this Proxy Statement we know of no matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. If any other matter or matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with their best judgment.

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors.

On Behalf of the Board of Directors

Leonard F. Barker
Chief Financial Officer, Treasurer and Secretary

March 28, 2011

Please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States or Canada.

UNILENS VISION INC.	9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

000002
SAM SAMPLE
123 SAMPLES STREET	Security Class	COMMON
SAMPLETOWN SS X9X X9X
AUSTRALIA	Holder Account Number

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Form of Proxy - Annual Meeting to be held on April 19, 2011

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

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8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 a.m., local time, on April 18, 2011.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com

1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

UVIQ_PRX_114952/000002/000003

Appointment of Proxyholder
I/We, being holder(s) of Unilens Vision Inc. hereby appoint: Michael J. Pecora, or failing him, Leonard F. Barker,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the stockholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Stockholders of Unilens Vision Inc. to be held at 10431 72nd Street North, Largo, Florida, on April 19, 2011 at 10:00 a.m. local time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY	HIGHLIGHTED TEXT	OVER THE BOXES.

1. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Nicholas Bennett	☐	☐	02. Adrian Lupien	☐	☐	03. Vadim Perelman	☐	☐
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2. Appointment of Auditors

Appointment of Pender Newkirk & Company LLP as Auditors of Unilens for its 2011 fiscal year.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above.
I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.